Exhibit 5

Joint Filing Agreement

This will confirm the agreement by and among all the undersigned that the Statement on Amendment No. 2 to Schedule 13D filed on or about this date and any further amendments thereto with respect to the beneficial ownership by the undersigned of the shares of common stock, par value $0.01 per share, of Rice Energy Inc., a Delaware corporation (the “Issuer”), and such other securities of the Issuer that the undersigned may acquire or dispose of from time to time. This agreement is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.

The undersigned further agree that each party hereto is responsible for timely filing of such Statement on Amendment No. 2 to Schedule 13D and any further amendments thereto, and for completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate. The undersigned further agree that this agreement shall be included as an Exhibit to such joint filing.

This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned have executed this agreement as of November 25, 2014.

RICE ENERGY HOLDINGS LLC

/s/ William E. Jordan
Name:	William E. Jordan
Title:	Attorney-in-Fact

RICE ENERGY FAMILY HOLDINGS, LP

/s/ William E. Jordan
Name:	William E. Jordan
Title:	Attorney-in-Fact

RICE ENERGY MANAGEMENT LLC

/s/ William E. Jordan
Name:	William E. Jordan
Title:	Attorney-in-Fact

RICE ENERGY IRREVOCABLE TRUST

/s/ Kathleen L. Peto
Name:	Kathleen L. Peto
Title:	Co-Trustee

/s/ Jay D. Rosenbaum
Name:	Jay D. Rosenbaum
Title:	Co-Trustee

KATHLEEN L. PETO

/s/ Kathleen L. Peto
Name:	Kathleen L. Peto
Title:	Co-Trustee

JAY D. ROSENBAUM

/s/ Jay D. Rosenbaum
Name:	Jay D. Rosenbaum
Title:	Co-Trustee

NGP RICE HOLDINGS LLC

By: NGP RE Holdings, L.L.C., its member

By: NGP IX US Holdings, LP, its member

By: NGP IX Holdings GP, LLC, its general partner

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Person

NATURAL GAS PARTNERS IX, L.P.

By: G.F.W. Energy IX, L.P., its general partner

By: GFW IX, L.L.C., its general partner

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Member

NGP IX OFFSHORE HOLDINGS, L.P.

By: G.F.W. Energy IX, L.P., its general partner

By: GFW IX, L.L.C., its general partner

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Member

G.F.W. ENERGY IX, L.P.

By: GFW IX, L.L.C., its general partner

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Member

GFW IX, L.L.C.

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Member

NGP NATURAL RESOURCES X, L.P.

By: G.F.W. Energy X, L.P., its general partner

By: GFW X, L.L.C., its general partner

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Member

NGP X PARALLEL HOLDINGS, L.P.

By: G.F.W. Energy X, L.P., its general partner

By: GFW X, L.L.C., its general partner

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Member

G.F.W. ENERGY X, L.P.

By: GFW X, L.L.C., its general partner

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Member

GFW X, L.L.C.

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Authorized Member

NGP ENERGY CAPITAL MANAGEMENT, L.LC.

/s/ Tony R. Weber
Name:	Tony R. Weber
Title:	Chief Operating Officer

Index to Exhibits

Exhibit 1	Stockholders’ Agreement, dated as of January 29, 2014, among Rice Energy Inc, NGP Rice Holdings, LLC, Rice Energy Holdings LLC, Rice Energy Family Holdings, LP and Alpha Natural Resources, Inc. (incorporated by reference to Exhibit 4.1 of Rice Energy Inc.’s Current Report on Form 8-K (File No. 001-36273) filed with the SEC on February 4, 2014) and the First Amendment to Stockholders’ Agreement, dated as of August 8, 2014 (incorporated by reference to Exhibit 4.5 of Rice Energy Inc.’s Quarterly Report on Form 10-Q (File No. 001-36273) filed with the SEC on August 11, 2014)

Exhibit 2	Master Reorganization Agreement, dated as of January 23, 2014, by and among Rice Energy Family Holdings, LP, NGP RE Holdings, L.L.C., NGP RE Holdings II, L.L.C., Daniel J. Rice III, Rice Drilling B LLC, Rice Merger LLC, Rice Energy Appalachia, LLC, each of the persons holding incentive units representing interests in Rice Energy Appalachia, LLC, Rice Energy Inc., Rice Energy Holdings LLC, and NGP Rice Holdings LLC (incorporated by reference to Exhibit 10.1 of Rice Energy Inc.’s Current Report on Form 8-K (File No. 001-36273) filed with the SEC on January 29, 2014)

Exhibit 3	Registration Rights Agreement, dated as of January 29, 2014, among Rice Energy Inc., NGP Rice Holdings, LLC, Rice Energy Holdings LLC, Rice Energy Family Holdings, LP and Foundation PA Coal Company, LLC (incorporated by reference to Exhibit 4.2 of Rice Energy Inc.’s Current Report on Form 8-K (File No. 001-36273) filed with the SEC on February 4, 2014)

Exhibit 4	Agreement of Assignment and Assumption, dated as of November 17, 2014, by and between Rice Energy Family Holdings, LP and Rice Energy Irrevocable Trust.

Exhibit 5	Joint Filing Agreement among the Reporting Persons regarding filing of Schedule 13D, dated November 25, 2014